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                                                                   Exhibit 10.20

                               AMENDMENT NO. 1 TO
                           SERVICES PROVIDER AGREEMENT


            AMENDMENT NO. 1 DATED AS OF DECEMBER 30, 1996, TO THE SERVICES PROVIDER AGREEMENT dated as of July 24, 1994 by and between OXFORD SYSTEMS INC., a New Jersey corporation (the "Provider"), and Oracle Corporation ("Oracle") a California corporation.

                             W I T N E S S E T H:

            WHEREAS, Intelligroup, Inc. ("Intelligroup") is a corporation organized and existing under and by virtue of the laws of the State of New Jersey and was incorporated therein on October 15, 1987; and

            WHEREAS, Intelligroup owns 100% of the issued and outstanding shares of capital stock of the Provider; and

            WHEREAS, the Board of Directors of Intelligroup, acting pursuant to
Section 14A:10-5.1, of the New Jersey Business Corporation Act have executed and filed with the Secretary of State of the State of New Jersey the documents necessary to effect a statutory subsidiary-parent merger so that the Provider shall be merged into Intelligroup, effective December 31, 1996; and

            WHEREAS, the parties to the Services Provider Agreement desire to supplement and amend the Services Provider Agreement dated as of July 24, 1994 (the "Agreement") by and between the Provider and Oracle in order to modify certain existing rights and obligations of the parties pursuant to the Agreement and for related purposes;

            NOW, THEREFORE, in consideration of the mutual promises herein made and the mutual benefits to be derived herefrom, the parties hereto, intending to be legally bound, hereby agree as follows:

1.    Assignment.

      The Assignment provision, as set forth in Section X of the Agreement, is hereby amended to provide that the Agreement is binding upon, inures to the benefit of and is enforceable by the heirs, personal representatives, successors and assigns of the parties.

2.    Ratification.

      Except to the extent expressly amended hereby or inconsistent with the provisions hereof, the provisions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.
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            IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Services Provider Agreement on this 30 day of December, 1996.


                                    INTELLIGROUP, INC.



                                    By:/s/ Ashok Pandey
                                       ----------------------------------------
                                       Ashok Pandey
                                       President and Chief Executive Officer


                                    OXFORD SYSTEMS INC.



                                    By:/s/ Ashok Pandey
                                       ----------------------------------------
                                       Ashok Pandey
                                       President and Chief Executive Officer


                                    ORACLE CORPORATION



                                    By:/s/ J. William Marshall
                                       ----------------------------------------
                                       Name:  Bill Marshall
                                       Title:     Director

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